Exhibit 99.1

             Kerr-McGee's Third Quarter Earnings Set Company Record
             ------------------------------------------------------

         OKLAHOMA CITY (Oct. 25, 2000) -- Kerr-McGee Corp. (NYSE: KMG) reports a record $266 million ($2.58 per diluted share) of net income before special items for the 2000 third quarter, more than double the $104 million ($1.20 per share) in the same 1999 quarter. This represents the eighth consecutive quarter of increases. Including after-tax special charges relating to transition costs for acquisitions, net income was $265 million ($2.57 per share), up from $98 million ($1.13 per share) a year ago.
         For the nine months ended Sept. 30, net income excluding special items was $664 million ($6.63 per share), compared with $166 million ($1.91 per share) of net income excluding special items and before accounting changes in the same 1999 period. Including after-tax special items of $104 million, net income was $560 million ($5.62 per share) for the first nine months of 2000 and compares with $32 million (37 cents per share) in 1999.
         "Record operating profit in both of our core businesses -- oil and gas exploration and production and titanium dioxide pigment -- provided the foundation for yet another increase in quarterly earnings," said Luke R. Corbett, Kerr-McGee chairman and chief executive officer. "We generated substantial cash flow during the quarter and repaid more than $250 million in debt, reducing net debt as a percent of total capitalization to 50%. In addition, continued success with the drill bit has resulted in development approval for our 100%-owned Leadon field in the North Sea. The development of Leadon, along with developments underway at the North Sea Skene field and the Nansen and Boomvang fields in the deepwater Gulf of Mexico, provides the base for future production growth."
         Third-quarter operating profit was $461 million compared with $241 million in the 1999 quarter. Exploration and production operating profit rose to $406 million, almost double the $211 million in the year-ago quarter. Sharp increases in both crude oil and natural gas prices were the primary reason for the increase. The price increases were partially offset by slightly lower sales volumes of crude oil and natural gas, higher operating expenses and production taxes, and higher expenses for the company's expanding exploration program.
         Chemical's operating profit was $56 million, up $26 million from the 1999 quarter. The primary reason for the increase was a 62% growth in titanium dioxide pigment sales volume from the 1999 quarter as a result of the full-quarter impact of the company's plant acquisitions in Savannah, Ga., and Botlek, Netherlands, and additional production from debottlenecking at the company's flagship facility in Hamilton, Miss. Lower unit costs at each of the company's pigment plants also boosted earnings, and average pigment sales realizations were up 3% from the prior-year quarter.
         Third-quarter nonoperating items include foreign currency gains of $7 million, compared with foreign currency losses of $7 million in the 1999 quarter. Net interest expense declined to $44 million, reflecting the company's decreased debt levels.
         Daily oil production averaged 201,000 barrels, slightly less than the 203,100 barrels in the prior-year quarter. Oil realizations averaged $29.04 per barrel, an increase of $9.47 per barrel from the 1999 quarter.
         Daily natural gas sales averaged 527 million cubic feet, down 7% from the prior-year quarter. The average price of $4.13 per thousand cubic feet was $1.49 higher than the 1999 quarter.
         Sales for the third quarter were $1.1 billion, up 45% from $753 million a year ago. For the nine months ended Sept. 30, sales were $3 billion, up from $1.9 billion in the 1999 period.
         Cash capital expenditures for the third quarter were $202 million, compared with $113 million in the previous year's third quarter. For the first nine months, cash capital expenditures, excluding acquisitions, were $457 million, compared with $388 million in the 1999 period.
         Kerr-McGee will conduct a conference call today at 10 a.m. CDT to discuss the results of operations for the third quarter and expectations for the future. Interested parties may listen to the call via Kerr-McGee's website at www.kerr-mcgee.com or by calling 212-896-6011.
         Kerr-McGee is an Oklahoma City-based energy and inorganic chemical company with worldwide operations and $7.3 billion in assets.

         (Statements in this news release regarding the company or management's intentions, beliefs or expectations are "forward-looking statements" within the meaning of the Securities Litigation Reform Act. Future results and developments discussed in these statements may be affected by numerous factors and risks such as the accuracy of the assumptions that underlie the statements, the success of the oil and gas exploration and production program, drilling risks, the market value of Kerr-McGee's products, uncertainties in interpreting engineering data, demand for consumer products for which Kerr-McGee's businesses supply raw materials, general economic conditions, and other factors and risks discussed in the company's SEC filings. Actual results and developments may differ materially from those expressed or implied in this news release.)

                                      # # #

CONTACT: Debbie Schramm
        (405) 270-2877



                           KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                             (Unaudited)

                                                Third Quarter Ended            Nine Months Ended
                                                   September 30,                 September 30,
                                             ---------------------------  -----------------------------
(Millions of dollars, except                      2000           1999          2000            1999
    per share amounts)                       -------------   -----------  -------------   -------------

Consolidated Statement of Income
--------------------------------
Sales                                           $ 1,089.3       $ 752.5      $ 2,959.6       $ 1,895.6
                                             -------------   -----------  -------------   -------------
Costs and Expenses -
Costs and operating expenses                        348.8         279.5          973.2           773.0
General and administrative expenses                  46.4          53.4          153.9           168.6
Depreciation and depletion                          171.5         159.2          510.2           447.5
Exploration, including dry holes and
  amortization of undeveloped leases                 49.1          24.7          137.9            94.1
Taxes, other than income taxes                       30.9          21.9           89.3            54.5
Provision for environmental remediation
  and restoration of former plant sites,
  net of reimbursements                                 -             -           90.0               -
Purchased in-process research and development           -             -           32.5               -
Merger costs                                            -             -              -           155.1
Interest and debt expense                            49.1          50.4          162.4           140.9
                                             -------------   -----------  -------------   -------------
    Total Costs and Expenses                        695.8         589.1        2,149.4         1,833.7
                                             -------------   -----------  -------------   -------------
                                                    393.5         163.4          810.2            61.9
Other Income                                         11.6          (1.9)          53.7            26.1
                                             -------------   -----------  -------------   -------------
Income before Income Taxes                          405.1         161.5          863.9            88.0
Taxes on Income                                    (140.5)        (63.8)        (304.2)          (51.5)
                                             -------------   -----------  -------------   -------------
Income before Change in Accounting Principle        264.6          97.7          559.7            36.5
Cumulative Effect of Change in Accounting
  Principle, net of taxes                               -             -              -            (4.1)
                                             -------------   -----------  -------------   -------------
Net Income                                        $ 264.6        $ 97.7        $ 559.7          $ 32.4
                                             =============   ===========  =============   =============

Net Income per Common Share -
   Basic -
     Income before accounting change
       excluding special items                     $ 2.83        $ 1.20         $ 7.13          $ 1.91
     Income before accounting change                 2.81          1.13           6.01            0.42
     Accounting change                                  -             -              -           (0.05)
     Net income                                      2.81          1.13           6.01            0.37
   Diluted -
     Income before accounting change
       excluding special items                       2.58          1.20           6.63            1.91
     Income before accounting change                 2.57          1.13           5.62            0.42
     Accounting change                                  -             -              -           (0.05)
     Net income                                    $ 2.57        $ 1.13         $ 5.62          $ 0.37

Thousands of Common Shares Outstanding -
    End of period                                                               94,328          86,463
    Average                                        94,263        86,431         93,058          86,394
    Average - including dilution                  105,995        86,624        103,269          86,444

Foreign Currency Gains (Losses) before Taxes        $ 7.3        $ (6.9)        $ 35.9           $ 6.3

Selected Balance Sheet Information
----------------------------------
Cash                                                                             174.8           184.4
Current Assets                                                                 1,299.3         1,096.7
Total Assets                                                                   7,321.0         5,873.7
Current Liabilities                                                            1,221.9           826.8
Total Debt                                                                     2,579.0         2,602.6
Stockholders' Equity                                                           2,356.6         1,444.2

Selected Cash Flow Information
------------------------------
Cash Provided by Operating Activities               565.4         258.3        1,237.1           333.1
Depreciation, Depletion and Amortization            183.7         168.5          548.4           478.4
Dividends Paid                                       42.3          38.9          123.6            99.5
Cash Capital Expenditures (including cash
  dry hole expense) -
    Exploration and production                      168.5          92.2          389.4           321.3
    Chemicals - Pigment                              27.4          16.8           51.6            54.5
    Chemicals - Other                                 5.4           2.3           11.3             7.5
                                             -------------   -----------  -------------   -------------
                                                    201.3         111.3          452.3           383.3
    All other                                         0.9           2.0            4.2             4.3
                                             -------------   -----------  -------------   -------------
        Total                                     $ 202.2       $ 113.3        $ 456.5         $ 387.6
                                             =============   ===========  =============   =============



                           KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                             (Unaudited)

                                                Third Quarter Ended            Nine Months Ended
                                                   September 30,                 September 30,
                                             ---------------------------  -----------------------------
(Millions of dollars)                            2000           1999          2000            1999
                                             -------------   -----------  -------------   -------------
Segment Information Excluding Special Items
-------------------------------------------
Sales
    Exploration and production                    $ 745.4       $ 510.2      $ 2,047.7       $ 1,215.8
    Chemicals - Pigment                             286.2         184.3          747.0           509.9
    Chemicals - Other                                57.5          58.0          164.6           169.7
                                             -------------   -----------  -------------   -------------
                                                  1,089.1         752.5        2,959.3         1,895.4
    All other                                         0.2             -            0.3             0.2
                                             -------------   -----------  -------------   -------------
        Total                                   $ 1,089.3       $ 752.5      $ 2,959.6       $ 1,895.6
                                             =============   ===========  =============   =============

Operating Profit
    Exploration and production -
       Domestic                                   $ 253.2       $ 129.6        $ 604.3         $ 246.5
       North Sea                                    176.2          99.7          500.1           180.3
       Other International                           25.4           6.6           57.5            12.8
                                             -------------   -----------  -------------   -------------
          Total Production Operations               454.8         235.9        1,161.9           439.6
       Exploration Expense                          (49.1)        (24.6)        (137.9)          (93.8)
                                             -------------   -----------  -------------   -------------
                                                    405.7         211.3        1,024.0           345.8
                                             -------------   -----------  -------------   -------------
    Chemicals -
       Pigment                                       50.0          25.1          125.8            81.8
       Other                                          5.7           4.5           13.2            10.6
                                             -------------   -----------  -------------   -------------
                                                     55.7          29.6          139.0            92.4
                                             -------------   -----------  -------------   -------------
          Total                                     461.4         240.9        1,163.0           438.2
Net Interest Expense                                (44.2)        (47.5)        (141.7)         (132.4)
Income from Equity Affiliates                         6.3           4.1           19.8            11.2
Other Expense                                       (15.7)        (26.0)         (19.9)          (45.5)
Taxes on Income                                    (141.4)        (67.2)        (357.4)         (106.0)
                                             -------------   -----------  -------------   -------------
Income before Special Items and Change
  in Accounting Principle                           266.4         104.3          663.8           165.5
Special Items, net of taxes                          (1.8)         (6.6)        (104.1)         (129.0)
Cumulative Effect of Change in Accounting
  Principle, net of taxes                               -             -              -            (4.1)
                                             -------------   -----------  -------------   -------------
Net Income                                        $ 264.6        $ 97.7        $ 559.7          $ 32.4
                                             =============   ===========  =============   =============

Net Operating Profit
    Exploration and production                    $ 258.6       $ 134.5        $ 655.2         $ 216.8
    Chemicals - Pigment                              33.0          16.4           78.7            52.4
    Chemicals - Other                                 3.7           2.9            8.6             6.8
                                             -------------   -----------  -------------   -------------
        Total                                       295.3         153.8          742.5           276.0
Net Interest Expense                                (27.0)        (32.4)         (93.2)          (88.9)
Income from Equity Affiliates                         4.1           2.6           13.0             7.3
Other Income (Expense)                               (6.0)        (19.7)           1.5           (28.9)
Special Items, net of taxes                          (1.8)         (6.6)        (104.1)         (129.0)
Cumulative Effect of Change in Accounting
  Principle, net of taxes                               -             -              -            (4.1)
                                             -------------   -----------  -------------   -------------
Net Income                                        $ 264.6        $ 97.7        $ 559.7          $ 32.4
                                             =============   ===========  =============   =============

Selected Exploration and
  Production Information
------------------------
Depreciation and depletion                        $ 142.8       $ 141.8        $ 437.1         $ 395.6
Dry hole expense                                     16.9           1.2           53.1            24.0
Production costs -
    Lease operating expense                          95.7          86.2          288.5           242.1
    Abandonment                                       9.3          10.7           28.7            31.4
    Production taxes                                 23.5          10.1           66.2            19.6
                                             -------------   -----------  -------------   -------------
        Total                                     $ 128.5       $ 107.0        $ 383.4         $ 293.1
                                             =============   ===========  =============   =============

Special Items, Net of Income Taxes
----------------------------------
Environmental expenses related to former
  operations                                          $ -           $ -        $ (58.5)            $ -
Purchased in-process research and
  development                                           -             -          (32.5)              -
Costs related to plant closings and
  product line discontinuation                          -             -          (13.3)              -
Merger costs                                            -             -              -          (110.5)
Other                                                (1.8)         (6.6)           0.2           (18.5)
                                             -------------   -----------  -------------   -------------
        Total                                      $ (1.8)       $ (6.6)      $ (104.1)       $ (129.0)
                                             =============   ===========  =============   =============



                           KERR-McGEE CORPORATION AND SUBSIDIARY COMPANIES
                                             (Unaudited)

                                                Third Quarter Ended            Nine Months Ended
                                                   September 30,                 September 30,
                                             ---------------------------  -----------------------------
                                                 2000           1999          2000            1999
                                             -------------   -----------  -------------   -------------

Crude oil & condensate production
  (thousands of bbls/day)
      Domestic -
         Offshore                                    57.1          63.4           57.4            58.4
         Onshore                                     16.5          18.5           16.9            18.6
      North Sea                                     111.6         106.7          117.8           104.4
      Other International                            15.8          14.5           14.8            15.5
                                             -------------   -----------  -------------   -------------
         Total                                      201.0         203.1          206.9           196.9
                                             =============   ===========  =============   =============

Average price of crude oil sold (per bbl)
      Domestic -
         Offshore                                 $ 28.15       $ 18.21        $ 26.36         $ 14.31
         Onshore                                    30.39         20.25          28.61           15.80
      North Sea                                     29.73         20.51          27.47           15.92
      Other International                           26.02         16.03          25.10           12.55
      Average                                     $ 29.04       $ 19.57        $ 27.09         $ 15.28

Natural gas sold (MMCF/day)
      Domestic -
         Offshore                                     291           345            294             356
         Onshore                                      173           171            173             167
      North Sea                                        63            50             68              50
                                             -------------   -----------  -------------   -------------
         Total                                        527           566            535             573
                                             =============   ===========  =============   =============

Average price of natural gas sold (per MCF)
      Domestic -
         Offshore                                  $ 4.38        $ 2.63         $ 3.51          $ 2.16
         Onshore                                     4.46          2.69           3.68            2.17
      North Sea                                      2.09          1.70           2.03            2.18
      Average                                      $ 4.13        $ 2.64         $ 3.38          $ 2.28